SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934
                        __________________
 Date of Report (Date of earliest event reported) November 4, 2002

                             BICO, INC.
        (Exact name of registrant as specified in its charter)

 Pennsylvania                       0-10822                 25-1229323
(State of other jurisdiction   (Commission File Number)    (IRS Employer
 of incorporation)                                        Identification No.)

     2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
      (Address of principal executive offices)                    (Zip Code)

     Registrant's telephone number, including area code (412) 429-0673
         _________________________________________________________
       (Former name or former address, if changes since last report.)

Item 1.   Changes in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          BICO, Inc. today announced that Konny Light Sylvester has been appointed to the position of Acting Chief Operating Officer and General Counsel for BICO and its subsidiaries.

Item 6.   Resignations of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statements and Exhibits.

          (a) Financial Statements of Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Not Applicable

Item 8.   Change in Fiscal Year.
          Not applicable

Item 9.   Regulation FD Disclosure.
          Not applicable

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BICO, INC.

                                       by /s/ Stan Cottrell
                                       Stan Cottrell, CEO, Director
DATED:  November 4, 2002



              KONNY LIGHT SYLVESTER NAMED ACTING CHIEF
           OPERATING OFFICER AND GENERAL COUNSEL FOR BICO

Pittsburgh, PA - November 4, 2002 - BICO Incorporated (OTCBB:BIKO) today announced that Konny Light Sylvester has been appointed to the position of Acting Chief Operating Officer and General Counsel for BICO and its subsidiaries.

Ms. Sylvester attended Emory University in Atlanta, Georgia with a B.A. in Political Science and received a Juris Doctor Degree at Emory University School of Law. Following her education, Ms. Sylvester did post doctoral work in International Commercial Transactions at the University of Saltzburg School of Law in Austria.

Ms. Sylvester's impressive career extends to a joint venture company, Clifford-Turner, Van Doorne & Sjollema, a large multi-national law firm in Amsterdam, Holland where she gave her expertise to CitiCorp International and Nato contracts as well as the Eveready-Duracell merger in Europe.

In addition, Ms. Sylvester founded Source Consultants
International in the United States.  She was Vice President and
General Counsel for a British West Indies Company with United
States Offices, whose business was commercial finance.

Ms. Sylvester has advised many company executives and governments on business development and began consulting for BICO in August
2002.    She has managed operations and development for a group
of profit and non-profit medical companies. She also developed contacts in Asia and negotiated marketing joint ventures for a national firm.

Of   Ms. Sylvester, Stan Cottrell, Chief Executive Officer says,
"Ms. Sylvester brings a much needed style of leadership and firm, but fair management demeanor to BICO. Her vast global experience in all phases of corporate settings makes her a highly sought after executive. We embrace this alliance as another major step in building BICO into a profitable organization."

BICO is headquartered in Pittsburgh, PA, and is involved in the development, manufacture, and marketing of biomedical devices and environmental solutions.

For further information, contact: Diane McQuaide, VP Corporate Communications
Phone:  1.412.429.0673, Fax:  1.412.279.9690
Investor Relations News Line Number:  1.800.357.6204 Website:  www.bico.com